UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Maxar Technologies Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! MAXAR TECHNOLOGIES INC. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET MAXAR TECHNOLOGIES INC. 1300 W. 120TH AVE WESTMINSTER, CO 80234 D42188-P54402 You invested in MAXAR TECHNOLOGIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2021. Get informed before you vote View the 2020 Annual Report and 2021 Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 12, 2021 2:00 p.m., Mountain Time Virtually at: www.virtualshareholdermeeting.com/MAXR2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D42189-P54402 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors: 1a. Howell M. Estes III For 1b. Nick S. Cyprus For 1c. Roxanne J. Decyk For 1d. Joanne O. Isham For 1e. Daniel L. Jablonsky For 1f. C. Robert Kehler For 1g. Gilman Louie For 1h. L. Roger Mason, Jr. For 1i. Heather A. Wilson For 1j. Eric J. Zahler For 1k. Eddy Zervigon For 2. To approve, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers. For 3. To approve an Amendment to the Maxar Technologies Inc. 2019 Incentive Award Plan. For 4. To approve an amendment and restatement of the Maxar Technologies Inc. Amended and Restated Certificate of Incorporation. For 5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. For